Exhibit 99.1

DarkPulse Subsidiary OPTILAN Appoints Former Rolls Royce Vice President as Sales & Marketing Director as Expansion of Executive Management Team Continues

Kari Williams, Former Vice President of Marketing at Rolls Royce, is the second major addition to Optilan’s Executive Management Team this year. Optilan is a global services provider for Critical Network Infrastructure, Energy, Pipeline Integrity, Rail, Telecommunications, and Renewables

NEW YORK, New York –September 10, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure, today announced Kari Williams, Former Rolls Royce VP, has been appointed to Optilan’s Executive Team as Sales & Marketing Director.

Ms. Williams joins Optilan from the iconic Rolls Royce brand, of which she was most recently Vice President of Marketing, responsible for services. Having spent time in both the UK and Thailand, Ms. Williams has worked globally with customers, suppliers and governments across diverse sectors such as Civil Aerospace, Defence and Energy markets with a focus on Sales, Business Development, Marketing and Transformation.

At Rolls Royce, Ms. Williams provided strategic direction for the Services brand story, and helped the company successfully win new opportunities through bids and negotiations for original equipment and services contracts.

At Optilan, Ms. Williams will be responsible for developing Optilan’s sales pipeline and helping to reach Optilan’s target sectors, including the renewables and rail industries, which have been identified as key strategic growth areas since Bill Bayliss was appointed as CEO in early 2020. Her demonstrable experience in services, customer requirements and lifecycle, will help guide Optilan’s ambitions in these sectors. As part of this, Ms. Williams will also spearhead the Company’s reinvigorated brand and marketing strategy focused on building highly scalable, highly optimised marketing function in order to deliver revenue and market value.

Ms. Williams is Optilan’s second major addition to its Executive Management Team this year, following the appointment of Adrian Bannister, who recently joined the growing Optilan as Chief Financial Officer.

Ms. Williams holds an Honours degree in Business Management and a Masters in Supply Chain Management. She is also an advocate for diversity, equity and inclusion, and is a qualified Mental Health First Aider.

Commenting on Kari Williams’ appointment, Bill Bayliss, CEO, says: “I am delighted that someone of Kari’s calibre has joined Optilan. As a dynamic, experienced leader in bringing powerful global brands to international markets, Kari will be invaluable addition and will help to envision the future for Optilan. Kari’s appointment represents a key part of our overall strategy to provide a strong customer focus. I look forward to working closely with her to take our values and service to the next level.”

Ms. Williams comments: “It’s a truly exciting time to be joining Optilan, a high-growth, international company that has high-quality integrated service offerings. As major projects get back on track following the recent investment by DarkPulse, I’m looking forward to the challenge and helping to lead the next phase of growth.”

About Optilan

Optilan is a leading independent security and communications systems integrator worldwide. With a 30-year pedigree, our customers trust us to keep the integrity of their assets safe and secure, by managing the life cycle delivery risk of our solutions. By fostering a collaborative design approach to complex problems, we provide innovative solutions, custom fit to even the most demanding of sites and scale of projects. Importantly, our commitment to our safety culture remains unwavered, to ensure that everyone goes home safely everyday. We orchestrate business resilience with a suite of end-to-end solutions, combined with connectivity and professional service at a global level.

Today’s business environment is more dynamic than ever. In response, businesses are urged to move at “internet speed” and evolve with continuous change and disruption accepted as the new normal. We complement our tailored, integrated expertise with a curated ecosystem of leading manufacturers, to achieve both high quality and enduring results.

We are proud to foster a unique culture full of talented individuals. Our sector focus ensures that our account teams are fully accredited to their operational areas. Our professionals have the skill to adopt and embed our expertise into existing platforms, processes, and cultures, delivering exceptional value for our clients.

Beyond our operational scope, we strive to consider the impact of our global footprint and mitigate associated environmental and sustainability risks. These factors combined set us apart and establish why customers continue to trust and invest in our services.

For more information, visit: www.Optilan.com

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse, Inc.

Media@DarkPulse.com